POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Brenda K. Clancy, a Director and President of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of, or in connection with or in any way related to, the Registration Statements and any and all amendments thereto, filed by Separate Account VUL 3 of Transamerica Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the Separate Account VUL 3 variable universal life policies and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.  Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VUL 3	Transamerica Elite	333-153814
Separate Account VUL 3	Transamerica Journey	333-192793

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2014.

/s/ Brenda K. Clancy
Brenda K. Clancy, Director and
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, C. Michiel van Katwijk, a Director, Executive Vice President, Treasurer and Chief Financial Officer of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of, or in connection with or in any way related to, the Registration Statements and any and all amendments thereto, filed by Separate Account VUL 3 of Transamerica Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the Separate Account VUL 3 variable universal life policies and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.  Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VUL 3	Transamerica Elite	333-153814
Separate Account VUL 3	Transamerica Journey	333-192793

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2014.

/s/ C. Michiel van Katwijk
C. Michiel van Katwijk, Director, Executive Vice President, Treasurer and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Eric J. Martin, a Senior Vice President and Corporate Controller of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of, or in connection with or in any way related to, the Registration Statements and any and all amendments thereto, filed by Separate Account VUL 3 of Transamerica Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the Separate Account VUL 3 variable universal life policies and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.  Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VUL 3	Transamerica Elite	333-153814
Separate Account VUL 3	Transamerica Journey	333-192793

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2014.

/s/ Eric J. Martin
Eric J. Martin, Senior Vice President and
Corporate Controller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Mark W. Mullin, a Director and Chairman of the Board of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of, or in connection with or in any way related to, the Registration Statements and any and all amendments thereto, filed by Separate Account VUL 3 of Transamerica Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the Separate Account VUL 3 variable universal life policies and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.  Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VUL 3	Transamerica Elite	333-153814
Separate Account VUL 3	Transamerica Journey	333-192793

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of March, 2014.

/s/ Mark W. Mullin
Mark W. Mullin, Director and
Chairman of the Board

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Arthur C. Schneider, a Director, Senior Vice President, and Chief Tax Officer of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of, or in connection with or in any way related to, the Registration Statements and any and all amendments thereto, filed by Separate Account VUL 3 of Transamerica Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the Separate Account VUL 3 variable universal life policies and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.  Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VUL 3	Transamerica Elite	333-153814
Separate Account VUL 3	Transamerica Journey	333-192793

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2014

/s/ Arthur C. Schneider
Arthur C. Schneider, Director, Senior Vice President and Chief Tax Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Craig D. Vermie, a Director, Senior Vice President, Secretary and General Counsel of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of, or in connection with or in any way related to, the Registration Statements and any and all amendments thereto, filed by Separate Account VUL 3 of Transamerica Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the Separate Account VUL 3 variable universal life policies and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.  Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VUL 3	Transamerica Elite	333-153814
Separate Account VUL 3	Transamerica Journey	333-192793

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2014.

/s/ Craig D. Vermie
Craig D. Vermie, Director, Senior Vice President,
Secretary and General Counsel